                                                                 EXHIBIT (19)(F)



                                POWER OF ATTORNEY


         Walter B. Grimm, whose signature appears below, does hereby constitute and appoint Stephen G. Mintos and George O. Martinez, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Riverfront Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  May 23, 1997                               /s/ Walter B. Grimm
                                                   -------------------
                                                      Walter B. Grimm

                                POWER OF ATTORNEY


         J. Virgil Early, whose signature appears below, does hereby constitute and appoint Walter B. Grimm, Stephen G. Mintos and George O. Martinez, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Riverfront Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  May 23, 1997                             /s/ J. Virgil Early
                                                 -------------------
                                                    J. Virgil Early

                                POWER OF ATTORNEY


         William M. Higgins, whose signature appears below, does hereby constitute and appoint Walter B. Grimm, Stephen G. Mintos and George O. Martinez, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Riverfront Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  May 23, 1997                                     /s/ William M. Higgins
                                                         ----------------------
                                                         William M. Higgins

                                POWER OF ATTORNEY


         Harvey M. Salkin, whose signature appears below, does hereby constitute and appoint Walter B. Grimm, Stephen G. Mintos and George O. Martinez, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Riverfront Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  May 23, 1997                                  /s/ Harvey M. Salkin
                                                      --------------------
                                                        Harvey M. Salkin

                               POWER OF ATTORNEY


         William N. Stratman, whose signature appears below, does hereby constitute and appoint Walter B. Grimm, Stephen G. Mintos and Charles L. Booth, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Riverfront Funds, Inc. (the "Fund"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  May 29, 1998                               /s/ William N. Stratman
                                                   -----------------------
                                                   William N. Stratman

                                POWER OF ATTORNEY


         Donald C. Siekmann, whose signature appears below, does hereby constitute and appoint Walter B. Grimm, Stephen G. Mintos and Charles L. Booth, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The Riverfront Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-1A pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.



Dated:  May 29, 1998                               /s/ Donald C. Siekmann
                                                   ----------------------
                                                   Donald C. Siekmann